U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 17, 2000



                            VEGA-ATLANTIC CORPORATION
        (Exact name of small business issuer as specified in its charter)

                                    COLORADO
              (State or other Jurisdiction as Specified in Charter



        00-27845                                         84-1304106
(Commission file number)                    (I.R.S. Employer Identification No.)



                            4600 South Ulster Street
                                    Suite 240
                             Denver, Colorado 80237
                    (Address of Principal Executive Offices)

                                 (800) 721-0016
                           (Issuer's telephone number)


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Items 1 through 4, 6 and 8 not applicable.

Item 5. Other Events

     Reference is made to the press release issued to the public by Registrant on February 15, 2000, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhibits.

         99.1 Press Release dated February 15, 2000.



                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            VEGA-ATLANTIC CORPORATION


                                            By: /s/ Grant Atkins
                                            --------------------
                                            Grant Atkins, President


                                            By: /s/ Herb Ackerman
                                            ---------------------
                                            Herb Ackerman, Secretary